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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(a) of
                       the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 28, 2001


                             NUMATICS, INCORPORATED
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             (Exact name of Registrant as specified in its charter)


                                    Michigan
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         (State or other jurisdiction of incorporation or organization)


                    333-51355                      38-2955710
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             (Commission File Number)          (I.R.S. Employer
                                            Identification Number)


       1450 North Milford Road, Milford, Michigan         48357
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         (Address of principal executive offices)       (Zip Code)


                                 (248) 887-4111
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 5. Other Events.

     On November 28, 2001, the Company entered into credit agreements with LaSalle Business Credit, Inc. and its Canadian affiliate providing for $30,000,000 of three-year revolving credit facilities, subject to borrowing base requirements, and into a note purchase agreement with American Capital Strategies, Ltd. providing for $31,354,000 of five-year term loans. On November 29, 2001, the Company used the proceeds of the new term loans and initial borrowings of $14,604,000 under the new revolving credit facilities to repay all of the indebtedness outstanding under the Company's former credit facility with Bank One, Michigan.

     The new credit facilities and loans are secured by liens on substantially all of the assets of Numatics, Incorporated and its U.S., Canadian, and German subsidiaries. The new revolving credit loans bear interest at variable rates based on prime or LIBOR, at the Company's election. The initial rate is approximately 5.0% per annum. $14,354,000 of the new term loans bear interest at the greater of prime plus 6.5% per annum or 12% per annum. The remaining $17,000,000 of the new term loans bear interest at 19% per annum, 2% per annum of which may be paid in kind at the Company's option.


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Item 6. Financial Statements and Exhibits.

     (c)  The following exhibits are filed as part of this report:

          Exhibit Number      Description of Exhibit

            4.1.1. Loan and Security Agreement dated as of November 28, 2001 between LaSalle Business Credit, Inc., as the lender and collateral agent, and Numatics, Incorporated, Micro-Filtration, Inc., Numation, Inc., Numatech, Inc., Ultra Air Products, Inc., Microsmith, Inc., and Empire Air Systems, Inc., as the borrowers (exhibits and schedules omitted)

            4.1.2 Joint and Several Revolving Note dated as of November 28, 2001 from each of the borrowers under the Loan and Security Agreement to LaSalle Business Credit, Inc.

            4.2.1 Credit Agreement dated as of November 28, 2001 between Numatics Ltd. and LaSalle Business Credit, a division of ABN AMRO Bank Canada (exhibits and schedules omitted)

            4.2.2 Revolving Promissory Note dated as of November 28, 2001 from Numatics Ltd. to LaSalle Business Credit, a division of ABN AMRO Bank Canada

            4.3.1 Note Purchase Agreement dated November 28, 2001 among Numatics, Incorporated, Numatics GmbH, Numatics Ltd., Micro-Filtration, Inc., Numation, Inc., Numatech, Inc., Ultra Air Products, Inc., Microsmith, Inc., and Empire Air Systems, Inc., American Capital Strategies, Ltd., and American Capital Financial Services, Inc., as agent (exhibits and schedules omitted)

            4.3.2 Senior Secured Term A Note Due November 27, 2006 from Numatics, Incorporated to American Capital Strategies, Ltd.

            4.3.3 Senior Secured Term B Note Due November 27, 2006 from Numatics, Incorporated to American Capital Strategies, Ltd.

            4.3.4 Senior Secured Term A Note Due November 27, 2006 from Numatics Ltd. to American Capital Strategies, Ltd.

            4.3.5 Senior Secured Term A Note Due November 27, 2006 from Numatics GmbH to American Capital Strategies, Ltd.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             NUMATICS, INCORPORATED

Date:  December 3, 2001                      By:   /s/ Robert P. Robeson
                                                ------------------------------
                                                Robert P. Robeson
                                                Vice President, Treasurer and
                                                Chief Financial Officer